Exhibit 99.1


        Image Entertainment Announces Its Second Quarter Conference Call
            Set for Thursday, November 10, 2005 at 4:30 PM Eastern;
       The Company Expects Second Quarter Revenues of between $23 Million and $24 Million, Resulting in a Net Loss


     CHATSWORTH, Calif.--(BUSINESS WIRE)--Nov. 1, 2005--Image Entertainment, Inc. (Nasdaq:DISK), a leading independent licensee, producer and distributor of home entertainment programming in North America, will hold a conference call on Thursday, November 10, 2005, at 4:30 PM EASTERN TIME to review the financial results for the fiscal 2006 second quarter ended September 30, 2005, and to discuss the prospects for its third quarter ending December 31, 2005, followed by a Q&A session.


What: Image Entertainment's Fiscal 2006 Second Quarter Results and Prospects for the Upcoming Third Quarter

When:    Thursday, November 10, 2005 at 4:30 PM ET

Where:   www.image-entertainment.com or at www.earnings.com.

How: To listen to the live Webcast -- simply log onto the web at either of the addresses above and click on the conference call icon on Investors--Calendar of Events, or Webcasts pages, respectively. To access the live call, dial:
         (800) 500-0177, and request to participate in the call by stating the confirmation code 7313548. Dial-ins begin at approximately 4:20 PM EASTERN, or at any time during the conference call. International participants please dial
         (719) 457-2679.

     For those unable to participate in the conference call, a recording of the call will be available from 7:30 PM EASTERN on the day of the call until November 17, 2005. To access the recording, dial (888) 203-1112 and enter the passcode 7313548. International participants please dial (719) 457-0820 and use the same passcode. Participating on the call will be Image Entertainment Senior Management.

     About Image Entertainment:

     Image Entertainment, Inc. is a leading independent licensee, producer and distributor of home entertainment programming in North America, with approximately 3,000 exclusive DVD titles and over 200 exclusive CD titles in domestic release and approximately 300 programs internationally via sublicense agreements. For many of its titles, the Company has exclusive audio and broadcast rights and, through its subsidiary Egami Media, Inc., exclusive video on demand, streaming video and download rights. The Company is headquartered in Chatsworth, California, and has a domestic distribution facility in Las Vegas, Nevada. For more information about Image Entertainment, Inc., please go to www.image-entertainment.com.

     Forward-Looking Statements:

     This press release may contain forward-looking statements which are based on the Company's current expectations, forecasts and assumptions. In some cases forward-looking statements may be identified by forward-looking words like "would," "intend," "hope," "will," "may," "should," "expect," "anticipate," "believe," "estimate," "predict," "continue," or similar words. Forward-looking statements involve risks and uncertainties which could cause actual outcomes and results to differ materially from the Company's expectations, forecasts and assumptions. These risks and uncertainties include risks and uncertainties not in the control of the Company, including, without limitation, the current economic climate and other risks and uncertainties, including those enumerated and described in the Company's filings with the Securities and Exchange Commission, which filings are available on the SEC's website at www.sec.gov. Unless otherwise required by law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.


    CONTACT: Press/Corporate Contact:
             The Honig Company, Inc.
             Steve Honig, 310-246-1801
             press@honigcompany.com
             or
             Investor Relations:
             MKR Group, LLC
             Charles Messman or Todd Kehrli, 818-556-3700 ir@mkr-group.com